Exhibit 99.1

Canopy Growth Completes Acquisition of Supreme

Acquisition solidifies Canopy Growth’s leadership position in the Canadian recreational market

SMITHS FALLS, ON June 23, 2021 – Canopy Growth Corporation (“Canopy”) (TSX: WEED, NASDAQ: CGC) and The Supreme Cannabis Company, Inc. (“Supreme”) (TSX: FIRE) (OTCQX: SPRWF) (FRA: 53S1) are pleased to announce the completion of the previously announced arrangement (the “Arrangement”) whereby Canopy has acquired all of the issued and outstanding common shares of Supreme (the “Supreme Shares”).

As Canopy continues to focus on the premium flower segment, the addition of 7ACRES and the 7ACRES Craft Collective enhances Canopy’s leading market share position and supplements its production capacity through the acquisition of Supreme’s low-cost, scalable cultivation facility in Kincardine, Ontario. This facility has a proven capability for producing high-quality flower from sought-after strains that have earned Supreme’s brands their loyal consumer followings. Additionally, the acquisition of Supreme further strengthens Canopy’s overall leadership position within the Canadian recreational market and creates a pro forma Q4 FY 2021 market share of 18.1%1. Furthermore, the acquisition creates the opportunity for immediate value creation with an estimated $30 million in synergies to be captured within the next two years.

“Through the addition of Supreme, we’re strengthening our leadership position by offering Canadian consumers a differentiated brand portfolio – including the addition of 7ACRES, which further bolsters our premium product segment,” said David Klein, Chief Executive Officer of Canopy. “Supreme has demonstrated the ability to cultivate premium quality flower at low cost and we’re excited to leverage these capabilities to further our leadership in the Canadian market as we scale these newly added brands and accelerate revenue growth.”

“We believe the acquisition of Supreme by Canopy represents the best path forward for Supreme’s shareholders to generate long-term value,” said Beena Goldenberg, Chief Executive Officer of Supreme. “We are proud to have built an attractive company with high-quality, sought-after premium products and brands. We feel joining with Canopy – a leader in the Canadian recreational market – is aligned with our ultimate goal of becoming a premier cannabis CPG company.”

As a result of the Arrangement, Supreme has become a wholly-owned subsidiary of Canopy and the Supreme Shares are anticipated to be de-listed from the Toronto Stock Exchange on or about June 23, 2021.

[1]	Based on Canopy’s internal market share data.

Pursuant to the Arrangement, Canopy has acquired 100% of the issued and outstanding Supreme Shares. Supreme shareholders are entitled to receive 0.01165872 of a common share of Canopy (each whole share, a “Canopy Share”) and $0.0001 in cash in exchange for each Supreme Share held immediately prior to closing of the Arrangement. In aggregate, Canopy issued approximately 9,013,400 Canopy Shares and made a cash payment of approximately $84,096.89 pursuant to the Arrangement to former Supreme shareholders as consideration for their Supreme Shares.

In order to receive Canopy Shares and the cash consideration in exchange for Supreme Shares, registered shareholders of Supreme must complete, sign, date and return the letter of transmittal that was mailed to each Supreme shareholder prior to closing. The letter of transmittal is also available under Supreme’s profile on SEDAR at www.sedar.com. For those shareholders of Supreme whose Supreme Shares are registered in the name of a broker, investment dealer, bank, trust company, trust or other intermediary or nominee, they should contact such nominee for assistance in depositing their Supreme Shares and should follow the instructions of such intermediary or nominee.

Full details of the Arrangement are set out in the management information circular of Supreme dated May 11, 2021 (the “Circular”), a copy of which can be found under Supreme’s profile on SEDAR at www.sedar.com. A copy of the early warning report of Canopy in connection with the acquisition of the Supreme Shares will be filed under Supreme’s profile on SEDAR and can be obtained by contacting Canopy at the number shown below.

Warrants and Debentures

Warrants to purchase Supreme Shares and debentures convertible into Supreme Shares, other than those exercised or converted prior to June 22, 2021 (the “Effective Time”), will continue to remain outstanding as securities of Supreme, which, upon exercise or conversion, as applicable, will entitle the holder thereof to receive, in lieu of the number of Supreme Shares to which such holder was theretofore entitled, the consideration payable under the Arrangement that such holder would have been entitled to be issued and receive if, immediately prior to the Effective Time, such holder had been the registered holder of the number of Supreme Shares to which such holder was theretofore entitled. All other terms governing the securities will be the same as the terms that were in effect immediately prior to the Effective Time, and shall be governed by the terms of the applicable indenture or certificate.

Prior to the completion of the Arrangement, Supreme had two outstanding classes of warrants to purchase Supreme Shares and one outstanding class of debentures convertible into Supreme Shares listed on the TSX under the trading symbols ‘FIRE.WT’, ‘FIRE.WS’ and ‘FIRE.DB’, respectively (the “Listed Supreme Convertible Securities”). The Listed Supreme Convertible Securities will continue trading on the TSX, but will commence trading under the symbols ‘WEED.WT’, ‘WEED.WT.A’ and ‘WEED.DB’, respectively, expected to take place as of June 24, 2021. Canopy has entered into supplemental indentures in respect of the Listed Supreme Convertible Securities, copies of which will be available on Supreme’s and Canopy’s respective profiles on SEDAR at www.sedar.com.

Advisors and Counsel

Cassels Brock & Blackwell LLP acted as strategic and legal advisor to Canopy.

BMO Capital Markets acted as financial advisor to Supreme. Hyperion Capital Inc. provided an independent fairness opinion to the board of directors of Supreme. Borden Ladner Gervais LLP acted as legal counsel to Supreme. Kingsdale Advisors acted as strategic shareholder advisor and proxy solicitation agent to Supreme.

About Canopy Growth

Canopy Growth (TSX:WEED, NASDAQ:CGC) is a world-leading diversified cannabis and cannabinoid-based consumer product company, driven by a passion to improve lives, end prohibition, and strengthen communities by unleashing the full potential of cannabis. Leveraging consumer insights and innovation, we offer product varieties in high-quality dried flower, oil, softgel capsule, infused beverage, edible, and topical formats, as well as vaporizer devices by Canopy Growth and industry-leader Storz & Bickel. Our global medical brand, Spectrum Therapeutics, sells a range of full-spectrum products using its colour-coded classification system and is a market leader in both Canada and Germany. Through our award-winning Tweed and Tokyo Smoke banners, we reach our adult-use consumers and have built a loyal following by focusing on top quality products and meaningful customer relationships. Canopy Growth has entered into the health and wellness consumer space in key markets including Canada, the United States, and Europe through BioSteel sports nutrition, and This Works skin and sleep solutions; and has introduced additional federally-permissible CBD products to the United States through our First & Free and Martha Stewart CBD brands. Canopy Growth has an established partnership with Fortune 500 alcohol leader Constellation Brands. For more information visit www.canopygrowth.com.

About Supreme

The Supreme Cannabis Company, Inc., (TSX: FIRE) (OTCQX: SPRWF) (FRA: 53S1), is a global diversified portfolio of distinct cannabis companies, products and brands. Since 2014, the Company has emerged as one of the world’s most premium producers of recreational, wholesale and medical cannabis products.

Supreme’s portfolio of brands caters to diverse consumer and patient experiences, with brands and products that address recreational, wellness, medical and new consumer preferences. The Company’s recreational brand portfolio includes, 7ACRES, 7ACRES Craft Collective, Blissco, sugarleaf, and Hiway. Supreme addresses national and international medical cannabis opportunities through its premium Truverra brand.

Supreme’s brands are backed by a focused suite of world-class operating assets that serve key functions in the value chain, including, scaled cultivation, value-add processing, automated packaging and product testing and R&D. Follow the Company on Instagram, Twitter, Facebook, LinkedIn and YouTube.

We simply grow better.

Notice Regarding Forward-Looking Information

This news release contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities legislation. Often, but not always, forward-looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Forward-looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Canopy, Supreme or their respective subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this news release. Examples of such statements include the anticipated benefits and synergies from the Arrangement, the anticipated date the Supreme Shares will be delisted from the Toronto Stock Exchange, the anticipated date the Listed Supreme Convertible Securities will commence trading under the new trading symbols on the Toronto Stock Exchange, the filing of an early warning report by Canopy on Supreme’s SEDAR profile and expectations for other economic, business, and/or competitive factors.

Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including the ability of Canopy and Supreme to successfully integrate their respective operations and employees and realize synergies and cost savings at the times, and to the extent, anticipated; the potential impact of the consummation of the Arrangement on relationships, including with regulatory bodies, employees, suppliers, customers and competitors; the diversion of management time and attention on integration matters; regulatory and licensing risks; changes in general economic, business and political conditions, including changes in the financial and stock markets; risks related to infectious diseases, including the impacts of the Covid-19 pandemic; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis, political risks and risks relating to regulatory change; risks relating to anti-money laundering laws; compliance with extensive government regulation and the interpretation of various laws regulations and policies; public opinion and perception of the cannabis industry; and such other risks contained in the public filings of Canopy filed with Canadian securities regulators and available under Canopy’s profile on SEDAR at www.sedar.com and with the United States Securities and Exchange Commission through EDGAR at www.sec.gov/edgar, including Canopy’s annual report on Form 10-K for the year ended March 31, 2021, and in the public filings of Supreme filed with Canadian securities regulators and available under Supreme’s profile on SEDAR at www.sedar.com, including Supreme’s annual information form for the year ended June 30, 2020 and the Circular.

In respect of the forward-looking statements and information, Canopy and Supreme have provided such statements and information in reliance on certain assumptions that they believe are reasonable at this time. Although Canopy and Supreme believe that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this news release are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. Should one or more of the foregoing risks or uncertainties materialize, or should assumptions underlying the forward-looking information prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although Canopy and Supreme have attempted to identify important risks, uncertainties and factors which could cause actual results to differ materially, there may be others that cause results not to be as anticipated, estimated or intended. The forward-looking information and forward-looking statements included in this news release are made as of the date of this news release and Canopy and Supreme do not undertake any obligation to publicly update such forward-looking information or forward-looking information to reflect new information, subsequent events or otherwise unless required by applicable securities laws.

More Information

Canopy Growth Corporation

Media Contact: Niklaus Schwenker Director, Communications Niklaus.schwenker@canopygrowth.com	Investor Contacts: Judy Hong Vice President, Investor Relations Judy.Hong@canopygrowth.com	Tyler Burns Director, Investor Relations Tyler.Burns@canopygrowth.com